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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM 8 - K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) JULY 20, 2000
                                                         -----------------



                         STERLING FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


         WASHINGTON                  0-20800                   91-1572822
         ----------                  -------                   ----------
      (State or other              (Commission               (IRS Employer
jurisdiction of Incorporation)     File Number            Identification Number)


                111 NORTH WALL STREET, SPOKANE, WASHINGTON 99201
                ------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


        Registrant's Telephone Number, Including Area Code (509) 458-3711
                                                           -----------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

     See attached press release dated July 20, 2000 regarding Sterling Financial Corporation's second quarter earnings.


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                         STERLING FINANCIAL CORPORATION
                                   FORM 8 - K



                                S I G N A T U R E
                                -----------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       STERLING FINANCIAL CORPORATION
                                               (Registrant)



  July 27, 2000                        By: /s/ William R. Basom
----------------                          -------------------------------------
     Date                                 WILLIAM R. BASOM
                                          Vice President, Treasurer and
                                          Principal Accounting Officer